SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 23, 2001
                                                     ------------

                               The CIT Group, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                  1-1861                   13-2994534
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         (State or other           (Commission              (IRS Employer
         jurisdiction of           File Number)             Identification No.)
         incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036
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Registrant's telephone number, including area code    (212) 536-1390
                                                      --------------

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          (Former name or former address, if changed since last report)


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Item 5. Other Events.

      See the attached press release, which is incorporated herein by reference, regarding:

1. Announcement that shareholders had approved the proposed acquisition of CIT by Tyco International Ltd. at a Special Meeting of Shareholders held on May 23, 2001 in Livingston, NJ, filed as Exhibit 99.1.


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

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

            99.1 Press Release, dated May 23, 2001, regarding the approval by shareholders of the proposed acquisition of CIT by Tyco International Ltd. at a Special Meeting of Shareholders held on May 23, 2001 in Livingston, NJ.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE CIT GROUP, INC.
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                                           (Registrant)

                                           By: /s/ JOSEPH M. LEONE
                                           ------------------------------
                                           Joseph M. Leone
                                           Executive Vice President and
                                           Chief Financial Officer

Dated:  May 23, 2001


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